UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2018

Spectrum Brands Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4219	74-1339132
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Deming Way Middleton, Wisconsin	53562
(Address of Principal Executive Offices)	(Zip Code)

(608) 275-3340

(Registrant’s Telephone Number, Including Area Code)

HRG Group, Inc.

450 Park Avenue, 29th Floor,

New York, NY 10022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 13, 2018, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of February 24, 2018, as amended by Amendment No. 1, dated as of June 8, 2018 (as so amended, the “Merger Agreement”), by and among Spectrum Brands Legacy, Inc. a Delaware corporation (f/k/a Spectrum Brands Holdings, Inc.) (“Spectrum”), Spectrum Brands Holdings, Inc., a Delaware corporation (f/k/a HRG Group, Inc.) (the “Company”), HRG SPV Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub I”), and HRG SPV Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company, Merger Sub I merged with and into the Company (the “Merger”), with Spectrum continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of the Company.

Immediately prior to the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company, par value $0.01 per share (“Company Common Stock”) was, by means of a reverse stock split (the “Reverse Split”), combined into approximately 0.16125 of a share of Company Common Stock (the “Share Combination Ratio”), which was equal to (i) the number of shares of common stock, par value $0.01 per share, of Spectrum held by the Company and its subsidiaries as of immediately prior to the Effective Time, adjusted for the Company’s net indebtedness as of closing, certain transaction expenses of the Company that were unpaid as of closing and a $200,000,000 upward adjustment, divided by (ii) as of immediately prior to the Reverse Split, the number of outstanding shares of Company Common Stock on a fully diluted basis. No fractional shares of Company Common Stock were issued in the Reverse Split, and, in connection with the Reverse Split, holders of Company Common Stock became entitled to receive cash in lieu of any fractional shares in accordance with the Company’s amended and restated certificate of incorporation.

At the Effective Time each share of common stock, par value $0.01 per share, of Spectrum (“Spectrum Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of Spectrum or owned or held, directly or indirectly, by the Company or any subsidiary of Spectrum or the Company, which were cancelled and no consideration was paid with respect thereto) was converted into the right to receive one share of Company Common Stock.

The issuance of Company Common Stock in connection with the Merger was registered under the Securities Act of 1933 pursuant to the Company’s Registration Statement on Form S-4, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2018 (as amended, the “Form S-4”). The Form S-4 was declared effective on June 12, 2018. The joint proxy statement/prospectus included with the Form S-4 contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1 thereto, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated into this Current Report on Form 8-K by reference in their entirety.

Upon the closing of the Merger, the shares of Spectrum Common Stock that previously traded under the ticker symbol “SPB” on the New York Stock Exchange (the “NYSE”) ceased trading on, and were delisted from, the NYSE. Company Common Stock will commence trading on the NYSE under the ticker symbol “SPB” on July 16, 2018.

Item 3.03. Material Modification to Rights of Security Holders

By virtue of the Merger and at the Effective Time, (i) each award of Spectrum Common Stock subject to vesting, repurchase or other lapse restrictions granted under an equity-based Spectrum plan (each, a “Spectrum Restricted Stock Award”) that was outstanding as of immediately prior to the Effective Time, was assumed by the Company and was automatically converted into a restricted stock award of Company Common Stock equal to the number of shares of Spectrum Common Stock subject to such Spectrum Restricted Stock Award as of immediately prior to the Effective Time (each, a “New Company Restricted Stock Award”); (ii) each vested and unvested restricted stock unit award corresponding to a number of shares of Spectrum Common Stock granted under a Spectrum Plan (each, a “Spectrum RSU Award”) that was outstanding as of immediately prior to the Effective Time, was assumed by the Company and was automatically converted into a restricted share unit award of Company Common Stock equal to the number of shares of Spectrum Common Stock subject to such Spectrum RSU Award as of immediately prior to the Effective Time (each, a “New Company RSU Award”); and (iii) each vested and unvested performance share unit award that corresponds to a number of shares of Spectrum Common Stock granted under a Spectrum Plan (each, a “Spectrum PSU Award”) that was outstanding as of immediately prior to the Effective Time, was assumed by the Company and was automatically converted into a performance share unit award of Company Common Stock equal to the number of shares of Spectrum Common Stock subject to such Spectrum PSU Award as of immediately prior to the Effective Time (subject to such adjustment as may be determined by the board of directors of Spectrum or any applicable committee thereof in its discretion) (each, a “New Company PSU Award”). Each New Company Restricted Stock Award, New Company RSU Award and New Company PSU Award will continue to have the same terms and conditions, including with respect to vesting, as the Spectrum Restricted Stock Award, Spectrum RSU Award and Spectrum PSU Award to which they relate.

As of the date that was ten days prior to the Effective Time, but subject to the consummation of the Merger, each stock option granted under an equity-based Company plan or otherwise (each, a “Company Stock Option”) and each warrant granted under an equity-based Company plan or otherwise (each, a “Company Warrant”) that in either case is then outstanding and unvested will become fully vested and exercisable. To the extent that, prior to the Reverse Split, the holder of a Company Stock Option or a Company Warrant exercised the applicable award, the shares of Company Common Stock issued to the holder on exercise were treated as shares of Company Common Stock for all purposes of the Merger and the Reverse Split. As of the time of the Reverse Split, each outstanding Company Stock Option and Company Warrant were adjusted by (i) multiplying the number of shares of Company Common Stock covered by such award by the Share Combination Ratio and rounding down to the nearest whole share and (ii) dividing the per-share exercise price of such award by the Share Combination Ratio and rounding up to the nearest whole cent. Except as otherwise provided above, each adjusted Company Stock Option and Company Warrant will continue to have, and will be subject to, the same terms and conditions as applied to the award as of immediately prior to the Reverse Split.

Immediately prior to the Reverse Split, each award of Company Common Stock subject to vesting, repurchase or other lapse restrictions granted under an equity-based Company plan (each, a “Company Restricted Stock Award”) that was outstanding as of immediately prior to the Reverse Split, vested in full and became fully vested shares of Company Common Stock (“Company Vested Restricted Stock Award Shares”). As of the time of the Reverse Split, each Company Vested Restricted Stock Award Share was treated as a share of Company Common Stock for all purposes of the Merger and the Reverse Split.

The information set forth in Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, on July 13, 2018 and effective as of the Effective Time, Curtis A. Glovier, Frank Ianna, Gerald Luterman, Andrew Whittaker, and Andrew A. McKnight were replaced by Kenneth C. Ambrecht, Norman S. Matthews, David M. Maura, Terry L. Polistina, Hugh R. Rovit, Joseph S. Steinberg and David S. Harris as members of the Company’s board of directors. Joseph S. Steinberg is a continuing member of the Company’s board of directors.

As previously disclosed in the Form S-4, Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation) (“Jefferies”) had the right to designate an independent director to the Company’s board of directors. Pursuant to Section 1.3(a) of the Merger Agreement, Jefferies informed Spectrum and the Company that David S. Harris would be Leucadia’s Independent Designee (as defined in the Merger Agreement) to join the board of directors of HRG at the effective time of the transactions contemplated by the Merger Agreement. The Company’s board of directors determined that Mr. Harris satisfies the Independent Designee Requirements (as defined in the Merger Agreement), including that Mr. Harris qualifies as an “independent director” under Rule 303A(2) of the NYSE Listed Company Manual. In accordance with the terms of the Merger Agreement, Mr. Harris joined the Company’s board of directors at the Effective Time as a member of Class III of the Company’s board of directors.

Mr. Harris, age 58, has served as President of Grant Capital, Inc., a private investment company, since 2002. During 2001, Mr. Harris served as a Managing Director in the investment banking division of ABN Amro Securities LLC (“ABN”). From 1997 to 2001, Mr. Harris served as a Managing Director and Sector Head of the Retail, Consumer and Leisure Group of ING Barings LLC (“ING”). The investment banking operations of ING were acquired by ABN in 2001. From 1986 to 1997 Mr. Harris served in various capacities as a member of the investment banking group of Furman Selz LLC. Furman Selz was acquired by ING in 1997. Prior to joining Furman Selz, Mr. Harris was a CPA with Price Waterhouse in New York. Mr. Harris has been a director of REX American Resources Corporation since 2004, where he serves as Lead Director, Chairman of the Audit and Compensation Committees and a member of the Nominating/Corporate Governance Committee. He has also served as a director of Carrols Restaurant Group, Inc. since 2012, where he is Chairman of the Audit and Compensation Committees and serves on the Corporate Governance and Nominating Committee and the Finance Committee. Prior to its sale in 2015, Mr. Harris was a director of Steiner Leisure Limited, where he served on the Audit Committee and was Chairman of the Compensation Committee. Mr. Harris was a director of Michael Anthony Jewelers, Inc, from 1995 until 2003 and served as Chairman of its Audit Committee. Mr. Harris earned a B.S. in accounting and finance from Rider University in 1982 and an MBA from Columbia University in 1986.

In connection with the Merger, on July 13, 2018 and effective as of the Effective Time, Joseph S. Steinberg (Chief Executive Officer), Ehsan Zargar (Executive Vice President, Chief Operating Officer, General Counsel and Corporate Secretary) and George C. Nicholson (Chief Financial Officer) have resigned from their positions at the Company, and David M. Maura (Executive Chairman and Chief Executive Officer), Douglas L. Martin (Executive Vice President and Chief Financial Officer), Nathan E. Fagre (Senior Vice President, General Counsel and Secretary) and Stacey L. Neu (Senior Vice President of Human Resources) have been appointed as the executive officers of the Company.

On July 13, 2018, Mr. Zargar and Mr. Nicholson each entered into a release agreement with the Company. Each agreement provides that, in consideration of his release of claims, and subject to his compliance with the restrictive covenants in the agreement, each executive will receive the payments to which he is entitled under his retention and severance agreement on termination of his employment by the Company without “Cause” or by him for “Good Reason,” as disclosed in the Company’s Form S-4. Mr. Nicholson’s release agreement also provides for an additional payment of $200,000. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the release agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated into this Current Report on Form 8-K by reference in their entirety.

Biographical information for the directors and executive officers named and not included above is incorporated by reference from the Form S-4 and from Spectrum’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017, filed with the SEC on November 16, 2017 and amended on November 17, 2017 and January 23, 2018.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 13, 2018, pursuant to the Merger Agreement, the Company amended and restated its certificate of incorporation to effect the Reverse Split and the other amendments contemplated by the Merger Agreement, as described in the Form S-4, and adopted amended and restated bylaws as described in the Form S-4. The amended and restated certificate of incorporation and the amended and restated bylaws of the Company are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

In connection with the amendment and restatement of the Company’s certificate of incorporation, on July 13, 2018, the Company filed a Certificate of Designation of Series B Preferred Stock with the Secretary of State of the State of Delaware in order to ensure the continued effect of the Rights Agreement dated February 24, 2018 between the Company (f/k/a HRG Group, Inc.) and American Stock Transfer & Trust Company, LLC following the Merger. A copy of the Certificate of Designation of Series B Preferred Stock is filed herewith as Exhibit 3.3 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 13, 2018, the Company held a special meeting of its stockholders (the “Special Meeting”) in connection with the Merger Agreement.

As of the close of business on May 17, 2018, the record date for the Special Meeting, there were 203,153,237 outstanding shares of Company Common Stock, each with one vote per share. 180,609,156 shares of Company Common Stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1. Proposal to amend the Company’s certificate of incorporation to cause each outstanding share of Company Common Stock to, by means of a reverse stock split, be combined into a fraction of a share of Company Common Stock equal to the number of shares of Spectrum common stock currently held by Spectrum divided by the number of outstanding shares of Company Common Stock on a fully diluted basis, subject to certain adjustments.

For	Against	Abstentions	Broker Non-Votes
180,376,328	35,914	196,914	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote generally in the election of directors.

2. Proposal to amend the Company’s certificate of incorporation to subject Spectrum to Section 203 of the General Corporation Law of the State of Delaware.

For	Against	Abstentions	Broker Non-Votes
180,311,496	92,151	205,509	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote generally in the election of directors.

3. Proposal to amend the Company’s certificate of incorporation to decrease the number of authorized shares of Company Common Stock from 500 million to 200 million.

For	Against	Abstentions	Broker Non-Votes
180,377,434	28,761	202,961	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote generally in the election of directors.

4. Proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of Spectrum preferred stock from 10 million to 100 million.

For	Against	Abstentions	Broker Non-Votes
153,682,348	26,730,481	196,327	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote generally in the election of directors.

5. Proposal to amend the Company’s certificate of incorporation to amend the Internal Revenue Code Section 382 transfer provisions.

For	Against	Abstentions	Broker Non-Votes
139,634,368	40,768,336	206,452	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote generally in the election of directors.

6. Proposal to amend the Company’s certificate of incorporation to include, among others, changing Spectrum’s corporate name from “HRG Group, Inc.” to “Spectrum Brands Holdings, Inc.”

For	Against	Abstentions	Broker Non-Votes
180,381,216	31,789	196,151	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote generally in the election of directors.

7. Proposal to issue shares of Company Common Stock in connection with the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes
180,283,000	124,129	202,027	0

The proposal was approved, having received “for” votes from a majority of votes cast by HRG stockholders present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

8. Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposals.

For	Against	Abstentions	Broker Non-Votes
177,133,492	3,468,385	7,279	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting. Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the foregoing proposals.

9. Proposal to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Spectrum’s named executive officers that is based on or otherwise relates to the merger contemplated by the merger agreement.

For	Against	Abstentions	Broker Non-Votes
166,750,501	13,659,730	198,925	0

The proposal was approved, having received “for” votes from a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

Item 7.01. Regulation FD Disclosure.

On July 13, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

On July 13, 2018, the Company released a press release announcing the completion of the Merger, which is filed herewith as Exhibit 99.2 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2, shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached hereto:

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of February 24, 2018, by and among Spectrum Brands Holdings, Inc., HRG Group, Inc., HRG SPV Sub I, Inc. and HRG SPV Sub II, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2018).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 8, 2018, by and among Spectrum Brands Holdings, Inc., HRG Group, Inc., HRG SPV Sub I, Inc. and HRG SPV Sub II, LLC (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2018).

3.1	Amended and Restated Certificate of Incorporation of Spectrum Brands Holdings, Inc.

3.2	Amended and Restated Bylaws of Spectrum Brands Holdings, Inc.

3.3	Certificate of Designation of Series B Preferred Stock of Spectrum Brands Holdings, Inc., as filed with the Secretary of State of the State of Delaware on July 13, 2018.

10.1	Release Agreement, dated as of July 13, 2018, by and between Ehsan Zargar and HRG Group, Inc.

10.2	Release Agreement, dated as of July 13, 2018, by and between George Nicholson and HRG Group, Inc.

99.1	Press release of Spectrum Brands Holdings, Inc. dated July 13, 2018.

99.2	Press release of Spectrum Brands Holdings, Inc. dated July 13, 2018.

*	Incorporated by reference and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Nathan E. Fagre
Nathan E. Fagre Senior Vice President and Secretary

Date: July 13, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Spectrum Brands Holdings, Inc.

3.2	Amended and Restated Bylaws of Spectrum Brands Holdings, Inc.

3.3	Certificate of Designation of Series B Preferred Stock of Spectrum Brands Holdings, Inc., as filed with the Secretary of State of the State of Delaware on July 13, 2018.

10.1	Release Agreement, dated as of July 13, 2018, by and between Ehsan Zargar and HRG Group, Inc.

10.2	Release Agreement, dated as of July 13, 2018, by and between George Nicholson and HRG Group, Inc.

99.1	Press release of Spectrum Brands Holdings, Inc. dated July 13, 2018.

99.2	Press release of Spectrum Brands Holdings, Inc. dated July 13, 2018.